UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Adams Street, Suite 1850 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
4.95% Notes due 2028	OFSSH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 11, 2025, OFS Capital Corporation, a Delaware corporation (the “Company”), held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 9,138,819 shares of the Company’s common stock, out of a total number of 13,398,078 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:
1.The election of a Class I director, who will serve for a term of three years, or until her successor is elected and qualified; and
2.The ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
Elaine E. Healy was elected to serve as a Class I Director until the 2028 annual meeting of stockholders, or until her successor is elected and qualified, and the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1. Election of the Class I director:

	For	Withheld	Broker Non-Votes
Elaine E. Healy	5,733,669	247,752	3,157,398
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Romita Shetty and Bilal Rashid are currently serving as Class II directors, whose terms expire in 2026, and Ashwin Ranganathan and Jeffrey A. Cerny are currently serving as Class III directors, whose terms expire in 2027.
2.Ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
8,923,940	94,579	120,300

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Date: June 11, 2025	By:	/s/ Bilal Rashid
Chief Executive Officer